UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

     KOHLS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:   001-11084

Wisconsin	39-1630919
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive
  Menomonee Falls, Wisconsin 53051

(Address of principal executive offices)

 (262) 703-7000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.

Submission of Matters to a Vote of Security Holders

Kohl’s Corporation (the “Company”) held its 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) on May 15, 2014. The following matters were voted upon at the 2014 Annual Meeting:

(1)

Proposal to elect the 10 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Peter Boneparth	169,287,905	988,146	291,738	13,599,772
Steven A. Burd	168,689,706	1,585,443	292,640	13,599,772
Dale E. Jones	169,262,711	1,013,434	291,644	13,599,772
Kevin Mansell	166,673,927	3,009,648	884,214	13,599,772
John E. Schlifske	167,989,512	2,284,791	293,486	13,599,772
Frank V. Sica	167,010,989	3,265,518	291,282	13,599,772
Peter M. Sommerhauser	146,020,456	24,253,593	293,740	13,599,772
Stephanie A. Streeter	165,651,871	4,629,053	286,865	13,599,772
Nina G. Vaca	167,808,046	2,472,131	287,612	13,599,772
Stephen E. Watson	167,982,645	2,292,180	292,964	13,599,772

(2)

Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
177,344,928	6,518,561	304,072	0

(3)

Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
166,485,688	3,440,510	641,591	13,599,772

(4)

A shareholder proposal urging Kohl’s executive pay committee to adopt a policy requiring senior executives to retain a significant percentage of shares acquired through equity pay programs until reaching normal retirement age.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
33,474,178	136,286,028	807,583	13,599,772

(5)

Shareholder proposal encouraging the Company’s board of directors to authorize an annual report on the estimated costs, benefits and scientific support for sustainability initiatives.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
2,251,084	158,539,994	9,776,711	13,599,772

Item 8.01

Other Events

On May 15, 2014, the Company issued a press release announcing events which took place in connection with the 2014 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated May 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2014

KOHL’S CORPORATION

By :/s/ Richard D. Schepp

Richard D. Schepp

Senior Executive Vice President,

Human Resources, General Counsel

and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 15, 2014